Exhibit No. 10 (bb)



                                                                  EXECUTION COPY






                                     WAIVER
                         Dated as of September 30, 1997


                  THIS WAIVER ("Waiver") is entered into as of September 30, 1997 by and among THE LAMSON & SESSIONS CO., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent").

                              PRELIMINARY STATEMENT

                  A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

                  B. The Borrower has requested that GE Capital, as the Agent and the sole Lender, waive the Borrower's compliance with the EBITDA to interest expense ratio covenant set forth in Section 7.3(d) of the Loan Agreement and the minimum EBITDA covenant set forth in Section 7.3(f) of the Loan Agreement for the fiscal quarter ending nearest September 30, 1997, and GE Capital, as such Agent and sole Lender, has agreed to waive such compliance subject to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lender and the Agent hereby agree as follows:

                  SECTION 1. WAIVER. The Borrower has failed to comply with
SECTION 7.3(d) of the Loan Agreement by reason of the Borrower's failure to meet the Consolidated EBITDA to Consolidated Interest Expense Ratio covenant set forth therein and with SECTION 7.3(f) of the Loan Agreement by reason of the




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Exhibit No. 10 (bb)



Borrower's failure to meet the minimum Consolidated EBITDA covenant set forth therein for the fiscal quarter ending nearest September 30, 1997. Effective as of the date first above written, subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, GE Capital, as the Agent and the sole Lender, hereby waives the Borrower's compliance with such covenants for such period.

                  SECTION 2. CONDITIONS PRECEDENT. This Waiver shall become effective and be deemed effective as of the date first above written upon the Agent's having received the following:

                  (a) four (4) copies of this Waiver duly executed by the Borrower, the Lender and the Agent;

                  (b) Reaffirmation of Guaranty and Security Agreement in substantially the form of EXHIBIT A attached hereto, duly executed by Carlon Chimes Co.; and

                  (c) Reaffirmation of Guaranty and Security Agreement in substantially the form of EXHIBIT B attached hereto, duly executed by Dimango Products Corporation.

                  SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

                  3.1 Except to the extent that any representation or warranty expressly is made only with respect to an earlier date, upon the effectiveness of this Waiver, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not modified hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Waiver.

                  3.2 The Borrower hereby represents and warrants that this Waiver constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

                  SECTION 4.  EFFECT ON THE LOAN AGREEMENT.

                  4.1 Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements


                                    -- 2 --
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Exhibit No. 10 (bb)




executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.


                  4.2 The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.


                  SECTION 5. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. HEADINGS. Section headings in this Waiver are included herein for convenience or reference only and shall not constitute a part of this Waiver for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereto duly authorized as of the date first written above.

                            THE LAMSON & SESSIONS CO.


                             By:/s/ James J. Abel
                               -------------------------------------------
                               Executive Vice President and
                               Chief Financial Officer



                             GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and as the sole Lender


                             By:/s/ Trevor J. Clark
                               -------------------------------------------
                               Duly Authorized Signatory




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Exhibit No. 10 (bb)


                                    EXHIBIT A
                                       to
                                     Waiver

                      Form of Reaffirmation of Guaranty and
                     Security Agreement of Carlon Chimes Co.
                     ---------------------------------------


                                   (Attached.)

Exhibit No. 10 (bb)





                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

                  The undersigned hereby (i) acknowledges receipt of that certain Waiver of even date herewith (the "Waiver") to the Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as such Loan Agreement has been may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Waiver, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Date:  September 30, 1997
                                     CARLON CHIMES CO.


                                     By:    /s/ James J. Abel
                                            --------------------------------
                                     Title: Executive Vice President
                                            and Chief Financial Officer



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Exhibit No. 10(bb)





                                    EXHIBIT B
                                       to
                                     Waiver

                      Form of Reaffirmation of Guaranty and
               Security Agreement of Dimango Products Corporation
               --------------------------------------------------


                                   (Attached.)


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Exhibit No. 10 (bb)







                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

                  The undersigned hereby (i) acknowledges receipt of that certain Waiver of even date herewith (the "Waiver") to the Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as such Loan Agreement has been and may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of October 25, 1996 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Waiver, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Date:  September 30, 1997
                                    DIMANGO PRODUCTS CORPORATION


                                    By:     /s/ James J. Abel
                                            -----------------------------
                                    Title:  Executive Vice President
                                            and Chief Financial officer